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                                                                    EXHIBIT 23.1






                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



InterSystems, Inc.
Houston, Texas



We hereby consent to the incorporation by reference in Registration Statements No. 333-46035 on Form S-8 and and No. 333-00003 and 333-42235 on Form S-3 of our
report dated March 2, 2001 relating to the consolidated financial statements of InterSystems, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.







                                            BDO Seidman, LLP



Houston, Texas
March 30, 2001